Exhibit 99.2

Fourth Quarter & Full Year 2013 Earnings Summary

March 10, 2014

Introductions & Disclosure Rules

Introductions

Chris Pappas, President & CEO

John Feenan, Executive Vice President & CFO

Disclosure Rules

The forward looking statements contained in this presentation involve risks and uncertainties that may affect the Company’s operations, markets, products, services, prices and other factors. These risks and uncertainties include, but are not limited to, economic, competitive, legal, governmental and technological factors. Accordingly, there is no assurance that the Company’s expectations expressed in such forward looking statements will be realized. The Company assumes no obligation to provide revisions to any forward looking statements in this presentation should circumstances change.

This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance. We have provided a reconciliation of Adjusted EBITDA in the Appendix section of this presentation.

Agenda

Business Overview

Financial Review

2014 Focus

Q&A

TRINSEO

Trinseo Business Overview

FY'13 Revenue: $5,307MM
FY'13 Adj EBITDA: $303MM

	Emulsion Polymers Revenue: $1,963MM Adj EBITDA: $220MM		Plastics Revenue: $3,344MM Adj EBITDA: $150MM	
	Latex Revenue: $1,341MM Adj EBITDA: $106MM	**Synthetic Rubber** Revenue: $622MM Adj EBITDA: $113MM	**Styrenics** Revenue: $2,305MM Adj EBITDA: $148MM	**Engineered Polymers** Revenue: $1,038MM Adj EBITDA: $2MM
Market position	#1 Globally in SB Latex	Top 3 SSBR Globally	#3 Polystyrene Globally	Leading Player
End markets	Coated paper and packaging board Carpet and artificial turf backings Tape saturation Cement modification Building products	Performance tires Standard tires Polymer modification Technical rubber goods	Appliances Consumer goods Construction/sheet Packaging Automotive Consumer electronics	Automotive Consumer electronics Construction/sheet Electrical and lighting Medical devices









$5+ billion in annual revenue, world leader in the production of latex, rubber and plastics

Note: Division and Segment EBITDA excludes Corporate Segment Adjusted EBITDA of $(66)MM. Inventory revaluation EBITDA impact was $(22)MM and $(19)MM for Emulsion Polymers and Plastics, respectively. Totals may not sum due to rounding.

Key Raw Material Trends

Ethylene, Styrene, and Benzene Prices—Europe

2,000

1,800 Styrene

1,600

USD/MT 1,400

1,200 Benzene

Ethylene

1,000

800

Butadiene Prices by Region

4,400

4,000 Asia

3,600

3,200 NA

2,800

USD/MT 2,400 Europe

2,000

1,600

1,200

800

Source: IHS Chemical, Trinseo 5

Financial Review

John Feenan EVP & CFO

™ Trademark

Trinseo Quarterly Results

F/(U) vs.

$MM Q4’ 13 Q3’ 13 Q4’ 12 Q3’ 13 Q4’ 12

Volume (MMlbs) 1,218 1,282 1,237

Revenue $ 1,245 $ 1,309 $ 1,320(5)%(6)%

Volume(5)%(2)%

Price(1)%(6)%

FX 2% 3%

Adjusted EBITDA ex. JV 89 79 44

JV Dividends 15 8 5

Adjusted EBITDA $ 104 $ 87 $ 49

Adjusted EBITDA Margin 8% 7% 4%

Note: Inventory revaluation EBITDA impact of $12MM, $(26)MM and $(2)MM for Q4’13, Q3’13, and Q4’12, respectively. Totals may not sum due to rounding. 7

Latex

$MM Revenue Adjusted EBITDA

$ 400

$ 351

$ 350 $ 332

$ 308

$ 300

$ 250

$ 200

$ 150

$ 100

$ 50 $ 24 $ 27 $ 27

$ 0

Q4’ 13 Q3’ 13 Q4’ 12

Revenue Bridge

Volume Price FX Total

YoY(4)%(10)% 2%(12)%

QoQ(7)%(2)% 1%(7)%

Note: Totals may not sum due to rounding.

Year-over-Year Highlights

Revenue down due to the pass-through of lower butadiene cost and lower volume in Europe and

North America paper

Adjusted EBITDA down due to lower volume in Europe and North America paper

Sequential Highlights

Revenue down due to the pass-through of lower styrene cost and seasonality

Adjusted EBITDA down due to seasonality

Synthetic Rubber

$MM Revenue Adjusted EBITDA

$ 200

$ 179

$ 180

$ 160 $ 148

$ 142

$ 140

$ 120

$ 100

$ 80

$ 60

$ 42

$ 40

$ 24

$ 20 $ 13

$ 0

Q4’ 13 Q3’ 13 Q4’ 12

Revenue Bridge

Volume Price FX Total

YoY(3)%(18)% 3%(18)%

QoQ 3%(1)% 2% 4%

Note: Totals may not sum due to rounding.

Year-over-Year Highlights

Revenue down due mostly to the pass-through of lower butadiene cost

Adjusted EBITDA up due to SSBR volume and favorable inventory revaluation

Sequential Highlights

Revenue up due primarily to higher SSBR volume

Adjusted EBITDA up due to more favorable inventory revaluation and SSBR volume 9

Styrenics

$MM Revenue Adjusted EBITDA

$ 700

$ 600 $ 576

$ 530 $ 541

$ 500

$ 400

$ 300

$ 200

$ 100 $ 55 $ 59

$ 16

$ 0

Q4’ 13 Q3’ 13 Q4’ 12

Revenue Bridge

Volume Price FX Total

YoY(3)%(2)% 3%(2)%

QoQ(8)%(2)% 2%(8)%

Note: Totals may not sum due to rounding.

Year-over-Year Highlights

Revenue down due to prior year styrene monomer related sales and EPS divestiture

Adjusted EBITDA up due to higher styrene production and polymer margins and higher JV Dividends

Sequential Highlights

Revenue down due to the pass-through of lower styrene cost as well as seasonality, the EPS divestiture and lower styrene monomer sales

Adjusted EBITDA down on lower styrene production margins

Engineered Polymers

$MM Revenue Adjusted EBITDA

$ 300

$ 260 $ 259

$ 249

$ 250

$ 200

$ 150

$ 100

$ 50

$ 2 $ 2 $ 1

$ 0

Q4’ 13 Q3’ 13 Q4’ 12

Revenue Bridge

Volume Price FX Total

YoY 4%(2)% 2% 4%

QoQ(1)% 0% 2% 0%

Note: Totals may not sum due to rounding.

Year-over-Year Highlights

Revenue up due to higher volume to the automotive and building & construction markets; price lower on raw material pass-through

Adjusted EBITDA up due to lower raw material cost which was mostly offset by higher fixed cost

Sequential Highlights

Revenue flat as lower volume was offset by currency

Adjusted EBITDA flat on higher margin offset by higher fixed cost

Adjusted EBITDA Bridges

Q4’ 13 versus Q4’12

$ 120

10

$ 100 44(3) 3

$ 80

$ 60

2	104

Inv Reval

$ 40 $ 14 MM

$ 20 49

$ 0

Qtr4 Volume Margin Fixed FX JV Div Qtr4

2012 Costs / 2013

Actual Other Actual

Adj Adj

EBITDA EBITDA

Note: Totals may not sum due to rounding.

Q4’ 13 versus Q3’13

$ 120

20	8

$ 100 2

(6)

$ 80

(6) Inv Reval

$ 38 MM

$ 60

$ 40 87

$ 20

$ 0

Qtr3 Volume Margin Fixed FX JV Div Qtr4

2013 Costs / 2013

Actual Other Actual

Adj Adj

EBITDA EBITDA

12

Balance Sheet and Cash Flow

$MM Free Cash Flow(1)

$ 180 $ 170

$ 160

$ 140

$ 120

$ 100

$ 80 $ 77

$ 58

$ 60

$ 40

$ 20

$ 0

2011 2012 2013

Highlights

• Q4 free cash flow of $109 million

• Record liquidity of $633 million

• No near-term maturities

$MM Liquidity

$ 660 $ 633

$ 560

$ 460

$ 437

$ 360 Unused Borrowing

Facility

$ 260

$ 160

$ 197 Cash & Cash

$ 60 Equivalents

$(40) Q4’ 13

$MM Maturities

Senior Secured

$ 1,400 Notes

$ 1,200

$ 1,000

$ 800

$ 1,325

$ 600

$ 400(2)

A/R Revolver

$ 200 Securitization(2)

$ 0 $ 0

$ 0

2016 2018 2019

(1)FCF = cash from operating activities + cash from investing activities – change in restricted cash

(2)A/R Securitization facility commitment of $200MM (limited to $144MM at Q4’13) and Revolving Credit facility commitment of $300MM ($293MM available at Q4’13). *Totals may not sum due to rounding.

2014 Focus

Chris Pappas President & CEO

Operating rates are improving

Styrene

Demand Capacity Operating Rate

80	95%
70

MMlbs 90%

60

85%

50
40	80%

2013 2014 2015 2016 2017 2018

Polycarbonate

Demand Capacity Operating Rate

14.0	82%
12.0	80%

10.0

MMlbs 78%

8.0

76%

6.0

4.0	74%
2.0	72%

2013 2014 2015 2016 2017 2018

Enhanced SSBR

Demand Capacity Operating Rate

2,500 105%

2,000 100%

Mlbs 1,500 95%

1,000 90%

500 85%

0 80%

2013 2014 2015 2016 2017 2018

Sources: Styrene & Polycarbonate—IHS Chemical; Enhanced SSBR – LMC International / Trinseo 15

Key Raw Material Trends

Ethylene, Styrene, and Benzene Prices—Europe

2,000

1,800 Styrene

1,600

USD/MT 1,400

1,200 Benzene

Ethylene

1,000

800

Butadiene Prices by Region

4,400

4,000 Asia

3,600

3,200 NA

2,800

USD/MT 2,400 Europe

2,000

1,600

1,200

Source: IHS Chemical, Trinseo 16

2014 Segment Overview

Latex – Offset declining Europe and North America paper markets with growth in other markets and from new technologies

Synthetic Rubber – Sell out SSBR capacity via market recovery and differentiated technologies

Styrenics – Offset expected lower styrene margins with continued price, volume and mix management Engineered Polymers –

Improve Polycarbonate profitability via price and cost

Grow Automotive and Compounds & Blends through product differentiation

17

2014 Objectives and Priorities

EH&S/

Responsible Care® • Continuously improve EH&S results

• Sequentially improve EBITDA Financial Performance • Deliver all capital projects on budget and on time

• Optimize working capital levels

• Drive cash generation

• Reinforce company strategy to employees Portfolio Management • Implement strategic transformational projects and Strategic Growth • Continually upgrade mix of customers, products and assets to improve business results

Productivity/Efficiency • Offset inflation with cost savings through productivity and efficiency gains (Staying Fit)

/Cost Management • Imbed Staying Fit program as a work process and mindset

Organizational

Effectiveness • Continue succession planning process

Design leader and employee orientation programs to support growth and development in a cost-effective manner

18

Q&A

Appendix

TRINSEO

US GAAP to Non-GAAP Reconciliation

$MM	2013	2012	Q4'13	Q3'13	Q4'12
Net Income (Loss)	**(22.2)**	**30.3**	**10.6**	**4.9**	**(0.5)**
Interest Expense, net	132.0	110.0	33.1	32.9	29.1
Provision for (benefit from) income taxes	21.8	17.5	13.8	6.0	(11.8)
Depreciation and amortization	95.2	85.6	24.2	23.2	22.7
EBITDA	**226.8**	**243.4**	**81.7**	**67.0**	**39.5**
Loss on extinguishment of long-term debt	20.7	-	-	-	-
Transition, strategic and other items	35.8	22.0	13.6	6.8	2.6
Fees paid pursuant to the advisory agreement	4.7	4.6	1.2	1.2	1.2
Equity in (earnings) losses of unconsolidated subsidiaries, net of dividends	(15.6)	(6.2)	2.8	(7.7)	(2.2)
Stock based compensation and other employee costs	16.4	5.1	(2.1)	7.5	(1.3)
Foreign currency losses, net	14.5	21.8	6.7	11.9	8.9
Adjusted EBITDA	**303.3**	**290.7**	**103.9**	**86.7**	**48.7**
Adjusted EBITDA by Segment					
Latex	106.2	125.5	24.3	26.6	26.8
Synthetic Rubber	113.5	111.1	42.0	12.8	23.9
Styrenics	148.0	75.9	54.9	59.2	16.2
Engineered Polymers	1.9	32.4	1.9	2.0	0.7
Unallocated Corporate	(66.3)	(54.2)	(19.2)	(13.9)	(18.9)
Adjusted EBITDA	**303.3**	**290.7**	**103.9**	**86.7**	**48.7**